UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	98-1030901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England	EC3V 4AN
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 2.800% Senior Notes due 2021	AON21	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Rule 3-10 of Regulation S-X

Aon plc, an Irish public limited company (the “Company”), is filing this Current Report on Form 8-K for the purpose of amending Note 19 (Guarantee of Registered Securities) and adding Note 21 (Subsequent Events) to the audited consolidated financial statements included in Part II, Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2019 of Aon plc, a company incorporated under the laws of England and Wales (“Aon UK”), filed with the Securities and Exchange Commission on February 14, 2020 (the “Annual Report”). Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended, the Company is the successor issuer to Aon UK.

The Company is amending Note 19 to the audited consolidated financial statements to provide condensed consolidating financial information in accordance with Rule 3-10 of Regulation S-X because: (i) the debt securities of Aon UK are fully and unconditionally guaranteed by the Company, Aon Corporation, a Delaware corporation (“Aon Delaware”), and Aon Global Holdings Limited, a company incorporated under the laws of England and Wales (“AGH”); (ii) the debt securities of Aon Delaware are fully and unconditionally guaranteed by the Company, Aon UK and AGH; and (iii) the debt securities that may be issued by the Company, Aon UK or Aon Delaware may be fully and unconditionally guaranteed by the Company, Aon UK, Aon Delaware and/or AGH. To reflect this, Part II, Item 8 of the Annual Report is being amended in its entirety and is attached as Exhibit 99.1 to this Current Report on Form 8-K is and incorporated by reference herein.

Because only Notes 19 and 21 to the audited financial statements are affected, the other information contained in the Annual Report remains unchanged. No attempt has been made in this Current Report on Form 8-K or in Exhibit 99.1 to this Current Report on Form 8-K to modify or update disclosures in the Annual Report, except with respect to the amendment of Note 19 and the addition of Note 21 to the audited financial statements as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Update to the Annual Report on Form 10-K for the year ended December 31, 2019 of Aon UK

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2020	AON PLC

	By:	/s/ Molly Johnson
Molly Johnson
Assistant Company Secretary